UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date or Report (Date of earliest event reported): February 13, 2004
                                                        ------------------

                        PETCARE TELEVISION NETWORK, INC.

             (Exact name of registrant as specified in its Charter)

         Florida                    333-105840                   59-3645932
----------------------------        ----------               -------------------
(State or other jurisdiction        (Commission                 (IRS Employer
    of incorporation)                File No.)               Identification No.)

8406 Benjamin Road, Suite C, Tampa, Florida                        33634
-------------------------------------------                      ----------
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (813) 888-7330
                                                          ---------------

                                       N/A
                         ------------------------------
                         (Former Name or former address,
                         if changed since last report.)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (a)   Financial Statements

            None

      (b)   Pro Forma Financial Information

            None

      (c)   Exhibits

            99.1 Press release dated February 25, 2004 issued by PetCARE Television Network, Inc. regarding engaging H.C. Wainwright as Investment Banker and obtaining a $1 million funding

Item 9. Regulation FD Disclosure

      On February 25, 2004, the Registrant issued a press release concerning the engagement of H. C. Wainwright as investment banker and that it obtained a $1 million funding through the issuance of a Convertible Promissory Note to a private investor. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        PETCARE TELEVISION NETWORK, INC.
                                            (Registrant)

Date:   February 26, 2004               By: /s/ Philip M. Cohen
                                           -------------------------------------
                                           Philip M. Cohen, President and
                                             Chief Executive Officer